EXHIBIT 10.3
NINTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
This Ninth Amendment to Agreement of Purchase and Sale dated July ___, 2022 (this “Amendment”) amends that certain Agreement of Purchase and Sale dated December 17, 2021, as amended by that certain First Amendment to Agreement of Purchase and Sale dated January 3, 2022, as further amended by that certain Second Amendment to Agreement of Purchase and Sale dated January 10, 2022, as further amended by that certain Third Amendment to Agreement of Purchase and Sale dated January 14, 2022, as further amended by that certain Fourth Amendment to Agreement of Purchase and Sale dated January 19, 2022, as further amended by that certain Fifth Amendment to Agreement of Purchase and Sale dated January 21, 2022, as further amended by that certain Sixth Amendment to Agreement of Purchase and Sale dated February 10, 2022, as further amended by that certain Seventh Amendment to Agreement of Purchase and Sale dated February 11, 2022, and as further amended by that certain Eighth Amendment to Agreement of Purchase and Sale dated March 9, 2022 (as amended, the “Agreement”) between each entity executing this Amendment as a Seller (each a “Selling Entity” and jointly and severally, “Seller”) and each entity executing this Amendment as a Buyer (individually or collectively, as the context may require, “Buyer”), and, solely for purposes of Section 1.2(d) and Article 4 thereof, The Necessity Retail REIT, Inc. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.
Recitals
A.Seller and Purchaser desire to amend the Agreement as set forth below.

Amendment

1.The recitals set forth in this Amendment are true and correct in all material respects and are incorporated in this Amendment by this reference and made a part hereof.
2.The first sentence of Section 5.4(j) of the Agreement is hereby amended by deleting “within one hundred eighty (180) days after the Closing of such Site” and replacing it with “by November 1, 2022 for all applicable Sites”.
3.    This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

4.    Except as specifically amended by this Amendment, the Agreement shall remain unchanged and in full force and effect, and is hereby ratified and confirmed.

[Signature Pages Follow]

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IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date first written above.

BUYER:
The Necessity Retail REIT Operating Partnership, L.P.,
a Delaware limited partnership

By: The Necessity Retail REIT, Inc., its general partner
By: /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory
ARG ASVALGA001, LLC,
ARG ASALBGA001, LLC,
ARG ACHOUTX001, LLC,
ARG BCBEAOH001, LLC,
ARG BBSCHIL001, LLC,
ARG BPLOUKY001, LLC,
ARG BCSPRMA001, LLC,
ARG BSROCIL001, LLC,
ARG CCALBNM001, LLC,
ARG CCCOVRI001, LLC,
ARG CRHAGMD001, LLC,
ARG CALAFLA001, LLC,
ARG CCPLOWI001, LLC,
ARG DCDARIL001, LLC,
ARG DCDECAL001, LLC,
ARG DMDERKS001, LLC,
ARG DPOSHWI001, LLC,
ARG EWAUSGA001, LLC,
ARG ECENIOK001, LLC,
ARG EMEVGIL001, LLC,
ARG FGALPMI001, LLC,
ARG FSBROWI001, LLC,
ARG FCSTANC001, LLC,
ARG FMGLEIL001, LLC,
ARG FTFTWIN001, LLC,
ARG HTMANWI001, LLC,
ARG HEWAXTX001, LLC,
ARG HCHOULA001, LLC,
ARG LPLAFIN001, LLC,
ARG LMLAWOK001, LLC,
ARG LSSALMD001, LLC,
ARG MCCOLIN001, LLC,
ARG MFVIEWV001, LLC,
ARG MFMUSMI001, LLC,
ARG MKASHOH001, LLC,
ARG MPELYOH001, LLC,
ARG MGMOBAL001, LLC,
ARG MMASHKY001, LLC,
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ARG MHMORNC001, LLC,
ARG NRTAMFL001, LLC,
ARG NLGAIGA001, LLC,
ARG OTOWEKY001, LLC,
ARG PCGROOH001, LLC,
ARG PPMONLA001, LLC,
ARG PSREYOH001, LLC,
ARG PMPLAIL001, LLC,
ARG PSALBNM001, LLC,
ARG PSSPASC001, LLC,
ARG RALLAFL001, LLC,
ARG SBSALKS001, LLC,
ARG GFBOGKY001, LLC,
ARG SAABITX001, LLC,
ARG SPSPRIL001, LLC,
ARG SCSPFOH001, LLC,
ARG SVJEFMO001, LLC,
ARG SCRIVFL001, LLC,
ARG SCROCNC001, LLC,
ARG TACOLSC001, LLC,
ARG TVLOUTN001, LLC,
ARG TMMARGA001, LLC,
ARG HBSTUMA001, LLC,
ARG MPCOLOH001, LLC,
ARG MAWILVA001, LLC,
ARG PLSAJCA001, LLC,
ARG TCHATMS001, LLC,
ARG TSMTPSC001, LLC,
ARG TTRALNC001, LLC,
ARG TCFLOKY001, LLC,
ARG UMMARIN001, LLC,
ARG VPALBNM001, LLC,
ARG WGHUNAL001, LLC,
ARG WGNEWNY001, LLC,
ARG WCSALNC001, LLC,
ARG WCSLNNC001, LLC,
ARG WASUMSC001, LLC,
ARG WSCLAIN001, LLC,
ARG WCJACNC001, LLC,
ARG WMSANTX001, LLC,
ARG SSSTRPA001, LLC,
ARG SMSHPPA001, LLC, and
ARG CCCARPA001, LLC,
each, a Delaware limited liability company

By: /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory
[BUYER SIGNATURE PAGES]
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IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date first written above.
SELLER:
COLE MT SAN JOSE CA, LP,
a Delaware limited partnership
By    Cole GP MT San Jose CA, LLC,
a Delaware limited liability company,
its General Partner
By:    CIM Real Estate Finance Management,
LLC, a Delaware limited liability
company, its Manager
By: /s/ Nathan DeBacker
Name: Nathan DeBacker
Its: Vice President
COLE MT ALLEN PARK MI, LLC,
a Delaware limited liability company
By:    Cole REIT Management V, LLC,
a Delaware limited liability company,
its Manager
By: /s/ Nathan DeBacker
Name: Nathan DeBacker
Its: Vice President
ARCP MT ENID OK, LLC
VEREIT MT ELYRIA OH, LLC
COLE MT GAINESVILLE (DAWSONVILLE) GA, LLC
VEREIT MT RALEIGH (SUMNER) NC, LLC,
each, a Delaware limited liability company

By:    CIM Income NAV Operating Partnership, LP,
    a Delaware limited partnership,
    their respective sole member

By: Cypress Merger Sub, LLC
    a Maryland limited liability company
    Its: General Partner

By: /s/ Nathan DeBacker
Name: Nathan DeBacker
Its: Vice President
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COLE MT LOUDON TN, LLC

By:    Cypress Merger Sub, LLC,
    a Maryland limited liability company,
    its sole member
By: /s/ Nathan DeBacker
Name: Nathan DeBacker
Its: Vice President
ARCP MT BOWLING GREEN KY, LLC
By:    Cole REIT Management V, LLC
    a Delaware limited liability company,
    its Manager

By: /s/ Nathan DeBacker
Name: Nathan DeBacker
Its: Vice President

ALL THE ENTITIES LISTED ON THE BALANCE OF THIS PAGE AND THE FOLLOWING PAGES,
each, a Delaware limited liability company
By:    CIM Real Estate Finance Management, LLC
a Delaware limited liability company,
its Manager
By: /s/ Nathan DeBacker
Name: Nathan DeBacker
Title: Vice President
Cole MT Albany GA, LLC
ARCP MT Houston TX, LLC
Cole MT Beavercreek OH, LLC
Cole MT Schaumburg IL, LLC
ARCP MT Louisville KY, LLC
ARCP MT Rockford IL, LLC
ARCP MT Carlisle PA, LLC
Cole MT Albuquerque NM, LLC
Cole MT Coventry RI, LLC
ARCP MT Hagerstown MD, LLC
Cole MT Lafayette LA, LLC
Cole MT Plover WI, LLC
Cole MT Darien IL, LLC
Cole MT Decatur AL, LLC
Cole MT Derby KS, LLC
VEREIT MT Oshkosh WI, LLC
ARCP MT Austell GA, LLC
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Cole MT Evergreen Park, IL, LLC
Cole DET Evergreen IL, LLC
Cole MT Brookfield WI, LLC
Cole MT Statesville NC, LLC
ARCP MT Glen Ellyn IL, LLC
ARCP MT Fort Wayne IN, LLC
ARCP MT Manitowoc WI, LLC
Cole MT Waxahachie TX, LLC
ARCP MT Houma LA, LLC
ARCP MT Lafayette IN, LLC
ARCP MT Lawton OK, LLC
VEREIT MT Salisbury MD, LLC
ARCP MT Columbus IN, LLC
ARCP MT Vienna WV, LLC
ARCP MT Muskegon MI, LLC
VEREIT MT Ashtabula OH, LLC
Cole MT Mobile AL, LLC
VEREIT MT Ashland KY, LLC
ARCP MT Morganton NC, LLC
Cole NR Tampa FL, LLC
Cole MT Reynoldsburg OH, LLC
VEREIT MT Owensboro KY, LLC
Stringtown South, LLC
ARCP MT Monroe LA, LLC
VEREIT MT Plainfield IL, LLC
Cole MT Albuquerque (San Mateo) NM, LLC
Cole MT Duncan SC, LLC
VEREIT MT Lady Lake FL, LLC
ARCP MT Shippensburg PA, LLC
ARCP MT Salina KS, LLC
ARCP MT Stroudsburg PA, LLC
ARCP MT Abilene TX, LLC
ARCP MT Springfield IL, LLC
ARCP MT Springfield OH, LLC
ARCP MT Jefferson City MO, LLC
Cole MT Riverview FL, LLC
Cole MT Rocky Mount NC, LLC
Cole MT Columbia SC, LLC
Cole MT Marietta Ga, LLC
VEREIT MT Sturbridge MA, LLC
Cole MT Columbus OH, LLC
Cole MT Williamsburg VA, LLC
ARCP MT Hattiesburg MS, LLC
ARCP MT Mount Pleasant SC, LLC
ARCP MT Florence KY, LLC
Cole MT Marion IN, LLC
ARCP MT Albuquerque NM, LLC
Cole MT Newburgh NY, LLC
Cole MT Salisbury NC, LLC
Cole MT Salisbury (Wallace Commons II) NC, LLC
VEREIT MT Summerville SC, LLC
Cole MT Clarksville IN, LLC
Cole MT Jacksonville NC, LLC
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Cole MT San Antonio (Highway 151) TX, LLC
ARCP MT Springfield MA, LLC
Cole AS Valdosta GA, LLC
Cole WG Huntsville AL, LLC

[SELLER SIGNATURE PAGES]
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